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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 3, 1999


                              QUADRAMED CORPORATION
               (Exact name of registrant as specified in charter)


          Delaware                  0-21031                 52-1992861
      (State or other          (Commission File             (IRS Employer
      jurisdiction of               Number)             Identification No.)
       incorporation)


           1003 WEST CUTTING BOULEVARD, 2ND FLOOR, RICHMOND, CA 94804
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 620-2340


                                      NONE
         (Former name or former address, if changed since last report.)


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The undersigned hereby amends and restates Item 5 of the Form 8-K as follows:

ITEM 5.        OTHER EVENTS

On February 3, 1999, QuadraMed Corporation ("QuadraMed") announced in a press release that it had signed an Acquisition Agreement and Plan of Merger dated February 3, 1999 (the "Acquisition Agreement") to acquire The Compucare Company ("Compucare"), a privately-held provider of enterprise systems to hospitals and integrated delivery networks, based in Reston, Virginia. The Acquisition Agreement was amended by a First Amendment to Acquisition Agreement and Plan of Merger (the "First Amendment"), and the transaction was completed on March 3, 1999. At closing, QuadraMed issued approximately 2.96 million shares of its Common Stock in the transaction, which was treated as a pooling of interests for accounting purposes. In connection with the issuance of the QuadraMed Common Stock in the Compucare acquisition, Compucare stockholders have been granted registration rights pursuant to a Registration Rights Agreement dated March 3, 1999 (the "Registration Rights Agreement"). The press release issued in connection with the initial announcement, the Acquisition Agreement, the First Amendment, the Registration Rights Agreement and the press release in connection with the closing of the transaction are attached as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     Exhibits

                2.1 Acquisition Agreement and Plan of Merger by and among QuadraMed Corporation and Compucare Acquisition Corporation and The Compucare Company and certain of its stockholders, dated February 3, 1999.(1)

                2.2 First Amendment to Acquisition Agreement and Plan of Merger by and among QuadraMed Corporation and Compucare Acquisition Corporation and The Compucare Company and certain of its stockholders, dated March 3, 1999.

                4.1 Registration Rights Agreement, dated as of March 3, 1999, by and QuadraMed Corporation and the stockholders of The Compucare Company named therein.

                99.1    Press Release dated February 3, 1999.(1)

                99.2    Press Release dated March 5, 1999.

(1)     Previously filed.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          QUADRAMED CORPORATION


DATE: March 19, 1999      By:  /s/ Keith M. Roberts
                              -----------------------------------------------
                          Name:   Keith M. Roberts
                          Title:  Executive Vice President, Chief Financial
                                  Officer, General Counsel and Assistant
                                  Secretary

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                                INDEX OF EXHIBITS

                2.1 Acquisition Agreement and Plan of Merger by and among QuadraMed Corporation and Compucare Acquisition Corporation and The Compucare Company and certain of its stockholders, dated February 3, 1999.(1)

                2.2 First Amendment to Acquisition Agreement and Plan of Merger by and among QuadraMed Corporation and Compucare Acquisition Corporation and The Compucare Company and certain of its stockholders, dated March 3, 1999.

                4.1 Registration Rights Agreement, dated as of March 3, 1999, by and QuadraMed Corporation and the stockholders of The Compucare Company named therein.

                99.1    Press Release dated February 3, 1999.(1)

                99.2    Press Release dated March 5, 1999.


      (1)  Previously filed.

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